Exhibit 10.8(d)
                                                                 ---------------

                                AMENDMENT NO. 3

                                     TO THE

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                   ZOND WIND SYSTEX PARTNERS, LTD. SERIES 85-A

                                   MONOLITH I

                                  QFID NO. 6043

                             AMENDMENT NO. 3 TO THE
                         POWER PURCHASE CONTRACT BETWEEN
                     SOUTHERN CALIFORNIA EDISON COMPANY AND
                   ZOND WIND SYSTEM PARTNERS, LTD. SERIES 85-A

1. PARTIES: This Amendment No. 3 to the Power Purchase Contract ("Contract") between Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("Seller"), and Southern California Edison Company, a California corporation ("Edison"), is entered into by Seller and Edison, individually "Party," collectively "Parties."

2. RECITALS: This Amendment No. 3 to the Contract is made with reference to the following facts, among others:

        2.1 The Contract was executed between Zond Systems, Inc. and Edison on June 22, 1984.

        2.2     The Contract was assigned to Seller on September 9, 1985.

        2.3 The Contract was amended on September 20, 1985 to increase the Contract's nameplate rating and on September 13, 1989 to correct the location of the Generating Facility, to define Nameplate Rating within the body of the Contract, to limit the size of Seller's Generating Facility on a Nameplate Rating basis, and to provide that Edison will not pay for Energy and capacity which is produced by any portion of the Generating Facility which is in excess of the Nameplate Rating.

        2.4 Seller wishes to add Zond Systems, Inc. as a Seller under the Contract.

        2.5 The Parties wish to amend the Contract to reflect intentions referenced in this Section 2. The changes agreed to by amendment are set forth herein.

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3.      AGREEMENT: The Parties agree to amend the Contract as follows:

        3.1 Section 1 is amended to add Zond Systems, Inc, as a Seller and shall now read in part as follows:

                "1.     Project Summary
                        This Contract is entered into by Southern California Edison Company, a California corporation ("Edison"), Zond Windsystem Partners, Ltd. Series 85-A, a California partnership, and Zond Systems, Inc., a California corporation, collectively referred to as
                        ("Seller") ...".

4. OTHER CONTRACT TERMS AND CONDITIONS: Except as expressly amended by this Amendment No. 3, the terms and conditions of the Contract and Amendments 1 and 2 shall remain in full force and effect.

5. EFFECTIVE DATE: This Amendment No. 3 shall become effective when it has been duly executed by the Parties.

6. SIGNATURE CLAUSE: The signatories hereto represent that they have been duly authorized to enter into this Amendment No. 3 to the Contract on behalf of the Party for whom they sign. This Amendment No. 3 to the Contract is hereby executed as of this 31st day of October, 1991.

                                        SOUTHERN CALIFORNIA EDISON COMPANY


                                        By:    /s/ Glenn J. Bjorklund
                                               ---------------------------------
                                        Name:  GLENN J. BJORKLUND
                                        Title: Vice President


                                        ZOND WIND SYSTEM PARTNERS, LTD.
                                         SERIES 85-A
                                        By its authorized General Partner:
                                        ZOND WIND SYSTEMS MANAGEMENT
                                        CORPORATION III,
                                        a California Corporation


                                        By:    /s/ Kenneth C. Karas
                                               ---------------------------------
                                        Name:  KENNETH C. KARAS
                                        Title: President

                                        ZOND SYSTEM INC.


                                        By:    /s/ Kenneth C. Karas
                                               ---------------------------------
                                        Name:  KENNETH C. KARAS
                                        Title: President